                                                                    EXHIBIT 10.1


                                August 31, 1999



WESTPOINT STEVENS INC.
507 West Tenth Street
West Point, Georgia 31833
Attention: Mr. Morgan M. Schuessler



          Re: Revision of Definition of "Maximum Restricted Payment Amount" and Minimum Net Worth Covenant

Dear Sirs:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of June 9, 1998, among WestPoint Stevens Inc. ("Borrower"), WestPoint Stevens (UK) Limited and WestPoint Stevens (Europe) Limited (the "Foreign Borrowers"), the various banks and lending institutions party thereto (the "Banks"), and NationsBank, N.A. as agent (now known as Bank of America, N.A., the "Agent") for the Banks (as amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

By their signatures below, the Borrower, the Foreign Borrowers and the Required Banks hereby agree that the existing definition of "Maximum Restricted Payment Amount" in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:

               "Maximum Restricted Payment Amount" means the sum of (i) $251,374,000, plus (ii) 50% of the Consolidated Net Income from and after September 30, 1999 until any relevant measurement date, plus
          (iii) the Net Cash Proceeds received by the Borrower from the exercise of stock warrants or options by current or former employees or directors of the Borrower in respect of Capital Stock of the Borrower from and after June 30, 1999.

By their signatures below, the Borrower, the Foreign Borrowers and the Required Banks hereby agree that Section 7.11(a) be amended to read in its entirety as follows:

WestPoint Stevens, Inc.
August 31, 1999
Page 2


         Minimum Consolidated Net Worth. Have a Consolidated Net Worth as of the last day of each fiscal quarter of not less than (i) $90,000,000, (ii) increased on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties, commencing with the fiscal quarter ending June 30, 1998, by an amount equal to forty percent (40%) of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended, and (iii) further increased on a cumulative basis by fifty percent (50%) of Consolidated Net Income (to the extent positive) for the period October 1, 1998 through September 30, 1999.

By their signatures below, each of the Subsidiary Guarantors acknowledges and consents to this revision in the definition of "Maximum Restricted Payment Amount" and this amendment to section 7.11(a). Each Subsidiary Guarantor agrees that these modifications to the Credit Agreement do not operate to reduce or discharge any of such Subsidiary's obligations under any of the Collateral Documents.

Until this letter agreement shall have been executed by the Borrower, the Foreign Borrowers, the Subsidiary Guarantors, and the Required Banks, it shall not be effective in revising the definition of "Maximum Restricted Payment Amount" or section 7.11(a) of the Credit Agreement. Except for the revision to the definition of "Maximum Restricted Payment Amount" and the amendment to section 7.11(a), each effected hereby upon the execution of this letter agreement by the Borrower, the Foreign Borrowers, the Subsidiary Guarantors, and the Required Banks, the Credit Agreement shall remain in full force and effect.

Please execute this letter agreement and cause each of the Foreign Borrowers and the Subsidiary Guarantors to execute this letter agreement, and return such completed signature pages to the Agent at your earliest convenience.


                                        Sincerely,

                                        BANK OF AMERICA, N.A., formerly
                                        known as NationsBank, N.A., in its
                                        capacity as the Agent


                                        By: /s/ David H. Dinkins
                                           -------------------------------------
                                                DAVID H. DINKINS

                                        Title: Vice President
                                               ---------------------------------

ACKNOWLEDGED AND AGREED:

WESTPOINT STEVENS INC.


By: /s/ Morgan M. Schuessler
    ------------------------------------
        Morgan M. Schuessler

Title: Executive Vice President-Finance &
       Chief Financial Officer
       ----------------------------------


                             [Signatures Continued]

WestPoint Stevens Inc.
August 31, 1999
Page 3



WESTPOINT STEVENS (UK) LIMITED


By:          Morgan M. Schuessler
    ---------------------------------------
             Morgan M. Schuessler

Title: Director, Vice President & Treasurer
       ------------------------------------


WESTPOINT STEVENS (EUROPE) LIMITED


By:          Morgan M. Schuessler
    ---------------------------------------
             Morgan M. Schuessler

Title: Director, Vice President & Treasurer
       ------------------------------------



WESTPOINT STEVENS STORES, INC.


By:          Morgan M. Schuessler
    ---------------------------------------
             Morgan M. Schuessler

Title:     Vice President & Treasurer
       ------------------------------------



J.P. STEVENS & CO., INC.


By:          Morgan M. Schuessler
    ---------------------------------------
             Morgan M. Schuessler

Title:     Vice President & Treasurer
       ------------------------------------



WESTPOINT-PEPPERELL ENTERPRISES, INC.


By:            Edward J. Jones
    ---------------------------------------
               Edward J. Jones

Title: Vice President & Assistant Treasurer
       ------------------------------------



J.P. STEVENS ENTERPRISES, INC.


By:            Edward J. Jones
    ---------------------------------------
               Edward J. Jones

Title: Vice President & Assistant Treasurer
       ------------------------------------



                             [Signatures Continued]

WestPoint Stevens Inc.
August 31, 1999
Page 4



LIEBHARDT, INC.


By: Morgan M. Schuessler
   -------------------------------------
    Morgan M. Schuessler

Title: Vice President & Treasurer
      ----------------------------------



BANK OF AMERICA, N.A.,
formerly known as NationsBank, N.A., as a Bank


By: David H. Dinkins
   -------------------------------------
    DAVID H. DINKINS

Title: Vice President
      ----------------------------------



THE BANK OF NEW YORK


By: Robert Santoriello
   -------------------------------------
    Robert Santoriello

Title: Assistant Vice President
      ----------------------------------



THE FIRST NATIONAL BANK OF CHICAGO


By: James F. Gable
   -------------------------------------

Title: ASSISTANT VICE PRESIDENT
      ----------------------------------



SCOTIABANC INC.


By: William E. Zarrett
   -------------------------------------
    William E. Zarrett

Title: Senior Relationship Manager
      ----------------------------------



                             [Signatures Continued]

WestPoint Stevens Inc.
August 31, 1999
Page 5


WACHOVIA BANK, N.A.

By: /s/
    ----------------------------------------

Title: Senior Vice President
       -------------------------------------


SOCIETE GENERALE

By:
   -----------------------------------------

Title:
      --------------------------------------


ABN AMRO BANK, N.V.

By:
   -----------------------------------------

Title:
      --------------------------------------


SUNTRUST BANK, ATLANTA

By: /s/ Laura Kahn
    ----------------------------------------
        LAURA KAHN
Title: DIRECTOR, SENIOR RELATIONSHIP MANAGER
       -------------------------------------


By:
   -----------------------------------------

Title:
      --------------------------------------


FIRST UNION NATIONAL BANK

By: /s/
    ----------------------------------------

Title: SVP
       -------------------------------------


                            [Signatures Continued]

WestPoint Stevens Inc.
August 31, 1999
Page 6



FLEET BANK, N.A.


By: /s/
   ------------------------------------

Title: Vice President
      ---------------------------------


AMSOUTH BANK

By: /s/
   ------------------------------------

Title: Vice President
      ---------------------------------


COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH



By:
   ------------------------------------

Title:
      ---------------------------------


By:
   ------------------------------------

Title:
      ---------------------------------


NATIONAL WESTMINSTER BANK PLC


By:
   ------------------------------------

Title:
      ---------------------------------